Earnings per Share	12 Months Ended
Dec. 31, 2012
Earnings per Share

Note 18—Earnings per Share

On March 11, 2011, Pacific Drilling S.A. was formed by Quantum as a Luxembourg company with a share capital of 50,000 common shares. On March 30, 2011, the Board of Pacific Drilling S.A. resolved to split the 50,000 incorporation common shares into 5,000,000 common shares. Further, Pacific Drilling S.A. issued 145,000,000 common shares to Quantum Pacific (Gibraltar) Limited, a wholly-owned subsidiary of Quantum, to become the indirect shareholder of all issued Pacific Drilling Limited common shares.

In computing earnings per common share, the reported share and per share amounts for the years ended December 31, 2011 and 2010 has been retrospectively restated to reflect the Restructuring that occurred on March 30, 2011. The following reflects the income and the share data used in the basic and diluted earnings per share computations:

	Years Ended December 31,
	2012	2011		2010
	(in thousands, except share and per share information)
Numerator:
Net income (loss), basic and diluted	$33,989	$(2,903	) $	37,299
Denominator:
Weighted average number of common shares outstanding, basic	216,901,000	195,447,944		150,000,000
Effect of share-based compensation awards	2,159	—		—

Weighted average number of common shares outstanding, diluted	216,903,159	195,447,944		150,000,000
Earnings (loss) per share:
Basic	$0.16	$(0.01	) $	0.25
Diluted	$0.16	$(0.01	) $	0.25

For the years ended December 31, 2012 and 2011, the computation of diluted earnings per common share excludes shares of potentially dilutive common shares related to stock options and restricted stock units since the effect would have been anti-dilutive. For the year ended December 31, 2010, the computation of diluted earnings per common share excludes shares of potentially dilutive common shares related to stock options because the Company anticipated settling those stock options in cash.